STI CLASSIC FUNDS

                            STI CLASSIC VANTAGE FUND

                                 CLASS T SHARES
                              CLASSES A & L SHARES



SUPPLEMENT DATED DECEMBER 2, 2003 TO PROSPECTUSES DATED OCTOBER 1, 2003 AND STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 2003.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION.

At its quarterly meeting held November 12, 2003, the STI Classic Funds' Board of Trustees unanimously authorized management to close and liquidate the holdings of the STI Classic Vantage Fund (the "Fund"). The Fund is closed to purchases immediately and will cease operation on December 31, 2003.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



STI - SU-035-0100